Diodes Incorporated (DIOD) INVESTOR RELATIONS November 5, 2026 Exhibit 99.3

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the fourth quarter of 2026, we expect revenue to be approximately $550 million plus or minus 3%; we expect non-GAAP gross margin to be 37.0%, plus or minus 1%; and non-GAAP adjusted EPS to be $1.35, plus or minus $0.10. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 5, 2026, titled, “Diodes Incorporated Reports Third Quarter 2026 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Gary Yu President and CEO Experience: Diodes Incorporated, since 2008 Chief Operating Officer Senior Vice President, Business Groups President, Asia Pacific Region General Manager, Shanghai Wafer Fabrication and BCD Business Unit Vice President of Asia Pacific Sales Manager, Sensor and Satellite Business Unit Lite-On Semiconductor Corporation Vice President, Worldwide Sales Texas Instruments IT, Finance and Capacity Planning Education: MBA – University of Dallas Master’s Degree in Telecommunication Engineering, Southern Methodist University Bachelor's Degree in MIS, Fu-Jen University, Taiwan Management Representative

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated Head of Corporate Marketing, Pericom Semiconductor Vice President, Marketing, CA Technologies (Broadcom) Director, Global Marketing Strategy, EMC (Dell Technologies) Director, Marketing, Zarlink Semiconductor (Microchip) Marketing Management positions at Cisco and National Semiconductor (TI) Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal VP, Corporate Marketing & Investor Relations

About Diodes Incorporated Diodes delivers analog and power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. Vision: Inspire future technology through leading semiconductor solutions Our Core Values: Integrity, Commitment, Innovation 67 Years in business 34 Consecutive years of profitability ~8000 Number of employees 1.48Bn Annual Revenue >45Bn >28K Number of products (SKU) shipped >50K Number of customers 42% of product revenue from automotive/industrial Stock Symbol Number of units shipped DIOD FY 2025

Global Operations and World-Class Manufacturing Headquartered in Plano, TX Manufacturing in US, UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key Acquisitions 2006 2006 2012 2015 2008 2013 2019 2020 2022 Anachip Corporation Taiwan Advanced Power Devices Zetex Semiconductors Power Analog Microelectronics BCD Semiconductor Pericom Semiconductor TI’s Greenock fab (GFAB) Lite-On Semiconductor Onsemi‘s fab (SPFAB) 2024 Fortemedia Investing for the Future 2026 ElevATE Semiconductor

Global Organization South Portland Maine Milpitas California Plano Texas Neuhaus Germany Greenock UK Munich Germany Taipei Taiwan Chengdu China Wuxi China Oldham UK Bratislava Slovakia San Diego California Singapore Seongnam-si South Korea Shanghai China Chongli Taiwan Tokyo Japan Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing Hsinchu Taiwan Tainan Taiwan

Our commitment to a sustainable and profitable business is built around ESG. Please refer to Governance and Oversight for additional details.  Social (S) Governance (G) Environment (E) Climate Change Natural Resources Pollution & Waste Biodiversity Strategy & Oversight Risks Management Business Continuity Accountability & Transparency Supply Chain Product Integrity Human Capital Community Our Sustainability Commitment

$Billion Financial Targets Goal 1: $1B Market Cap - 2010 Goal 2: $1B Revenue- 2017 Goal 3: $1B Gross Profit $2.5B Revenue (40% GM) Goal 4: $1B Profit Before Tax 3-Year Targets (2028): $2B Revenue Gross Profit: $700M Gross Margin: 35%+ Non-GAAP EPS: $4.00+ 2026 Projected Progress $1.934B 97% $673M 96% 34.8% ~20 bps remaining $3.66 $0.34 remaining

Profitability Growth Track Record of Continued Performance Non-GAAP Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2025) CAGR: 10% (2005 - 2025) Annual Revenue * Revenue/Percent Growth/Gross Margin for 2026 are based on Q1-Q3 results and Q4 guidance provided on November 5, 2026 ~46*%

Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial ATE, Embedded systems, industrial automation, robotics, medical, energy management, smart buildings Computing AI data center including AI server, storage, and edge AI Consumer IoT: wearables, home automation, home appliances, and charging solutions Communications Smart phones, telecom, enterprise networking, smart infrastructure including space-based connectivity 54% of revenue 46% of revenue (Q3 2026) (Q3 2026) Targeted Market Segments

Example: Embedded System Applications Total Solutions Provider

Connected Driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, Style, and Safety Lighting Migration to LED and intelligent illumination BLDC motor / fan control Migration from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain  Hybrid  Electrification Battery management Move to 48V battery Focus Applications: Automotive Revenue Growth Year 2013 – 2025 CAGR: 22% Year Automotive % of Total Product Revenue Automotive: Applications Driving Growth

Automotive Potential Revenue $ / Car Automotive Motor Control $56.00 Connected Driving (Infotainment, Telematics & ADAS) $100.00 Powertrain, Electrification & Body Control Electronics $60.00 Lighting – Moving to LED $23.00 Total $239.00 $ Content / Car Year Automotive Opportunity

Automotive USB Ports – PD Charging and Displays Diodes’ Key Products $ / per car Power Management $6.20 MOS/BJT $2.50 Diodes and Rectifiers $1.00 Timing and Connectivity $5.00 Total $14.70 USB-C charging is a high-growth application with 2 to 8 ports per vehicle. USB PD is an important expansion capability  up to 100W/port  growing to 140+W USB-C supports DP over USB and opens the opportunity to share portable equipment screens on an interior display  growing YoY Diodes provides a USB charging solution for both Power and Data which includes: Port Controllers, USB Muxes, Signal Switches, ReDrivers, Xtals, Power Management, and Protection (Powerline and Dataline). Automotive-compliant* product portfolio growth is expanding the SAM further. Automotive compliant (Q) - AEC-Qualified, in manufacturing sites certified to IATF 16949 supporting PPAP

xEV Automotive High-Voltage DC-DC Conversion xEVs create the need for high-efficiency conversion of high-voltage batteries to lower, safe voltages. Converts high-voltage DC (300V to 900V) to a galvanically isolated 48V or 12V DC rail 48V Battery/Rail creates opportunity for 48V:12V conversion Diodes’ automotive-compliant* product solutions contain: Silicon carbide and silicon MOSFETs, isolated (RobustISO) gate drivers, current monitors, and 80V high-performance buck converters Diodes’ Key Products $ / per car Amplifier and Sensor $0.25 Power Management $1.20 MOS/BJT $21.00 Diodes and Rectifiers $0.15 Total $23.60 Automotive compliant (Q) - AEC-Qualified, in manufacturing sites certified to IATF 16949 supporting PPAP

Industrial: Growth in Power and Load Management Focus on key growing industrial sectors Energy Management Energy efficiency is always the target Diodes supports Isolated products, High voltage DCDC, SiC MOSFETs and Diodes Industrial Automation Driven by moves to AI and robotics Demand for increased operational efficiency Diodes supports Timing and Connectivity, MOSFETs, Protection and Sensing Smart Buildings Energy efficiency and improved security demands Diodes supports LED drivers, MOSFETs, Gate drivers, Signal conditioning

Diode’s Solution Advantage Power Management Solutions offer the most efficient power tree to extend battery life and provide clean power rails for sensors and digital processing MOSFET Solutions provide efficient drive of the motors reducing wasted energy with lower temperatures High Performance Interface Solutions offer high-speed sensor data backbone connectivity Precision Timing Solutions generate and distribute low noise, high frequency digital clock signals to AI Processors and data busses Diodes’ Key Products $ / Bot Amplifiers and Sensors $2.00 Power Management $3.50 MOSFET / BJT $9.50 Diodes and Rectifiers $1.00 Timing and Connectivity $10.00 Total $26.00 3 Phase Bionic Joint Motor Industrial: Humanoid Robot / Cobot High degree of freedom Motor Drive AI edge controller Timing distribution MCU 3-ph Gate drivers Power Tree Current Sensor 48V Power MOS

Industrial: Automated Test Equipment (ATE) ATE Solution Pin Electronics (PE): High-speed digital drive, compare, load, and parametric measurement at the DUT interface Device Power Supply (DPS): Precision voltage/current sourcing and protection for DUT power pins Parametric Measurement Unit (PMU): Accurate force-and-measure for DC, leakage, and continuity testing Burn-in ICs: High-channel-count stress screening and long-duration burn-in testing Power Management: High-density, precision multi-rail power conversion and sequencing Clocking & Timing: Low-jitter, synchronized clocks for pattern generation and channel alignment Protection & Interface: DUT protection and level translation with low leakage and capacitance Diodes’ Key Product $ / System* ElevATE ~$34,800 Diodes ~$525 Total ~$35,325 *System estimate assumes 8 × 256-channel PE boards (2,048 PE channels), representative of a high-performance mixed-signal/SoC ATE configuration.

AI Ecosystem – Data Center Diodes’ Key Products $ / Box Server Motherboard $109 Server Power Solution $50 Network Switch $73 Storage and Interconnect $35 Total $267 Diodes’ products: PCIe® packet switches, PCIe, USB, & SATA ReDrivers™ Clock generators, buffers, oscillators, I3C MUXes, level shifters, IO expanders, bus switches, QSPI MUXes, logic ICs, Power Management: MOSFETs, LDOs, TVS, DC-DC, isolation, gate drivers, diodes

AI Server Motherboard + AI Accelerator + NIC Server Platform Solution: Broad portfolio in power management – analog and discrete Complete timing solutions, from crystals, oscillators, clock generators and clock buffers, meet jitter performance of PCIe 7.0 Signal integrity and supporting various interconnectivity protocols Diodes’ Key Products SAM$ / Box Analog/Power Management $22.00 Discrete $20.00 Timing and Connectivity $67.00 Total $109.00

Consumer: IoT Driving Power & Connectivity Requirements Diodes’ Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Lifestyle Wearables Consumer & Home Asset Tracking Security & Surveillance Retail Growth Opportunities: Power LED drivers Xtals and clocks Packet switches

Focus Applications: Cloud Computing Data Center Network Switches Gateways Internet gateways Fiber networks Space-Based Connectivity Core Networks, Cell Stations Small cells Base stations Edge computing servers Smart antennas Fiber networks End Products Portables: smartphones, tablets Smart cars Consumer: VR/AR/MR, drones, IoT Telecom: 5G CPEs Embedded / industrial Communications: AI Driven Networks

Communications: Data Center Network Switch Diodes’ Key Products $ / Box Analog and Power Management $17.00 Discrete $5.00 Timing and Connectivity $51.00 Total $73.00 Network Switch Solution: Complete timing solutions, from crystals, Oscillators, clock generators and clock buffers, to support every need of a timing tree PCIe packet switches provide extension of the interface with intelligence Analog and Discrete solution provide power management and protection in both power and data lines

Complete Platform Solution: Notebook

Products Low-jitter timing solutions and high- speed PCIe packet switches for AI eco-system eUSB/USB repeaters and Ultra-Low Cj TVS for signal integrity High performance MUX and Switch for high bandwidth/capacity storage High-voltage 60-100V LDOs, and DCDC for 48V rails USB-C / Power Delivery Solutions Isolation: Digital isolators and Gate Drivers Ultra-low power and low-noise LDOs for IoT Lowest RDS(ON) LDMOS for battery efficiency IntelliFET: self-protected power switches Advanced protection: IO and power lines 8V to 800V MOSFETs SiC Schottky Diodes and SiC MOSFETs for industrial and automotive applications Pin Electronics (PE) and Device Power Supply (DPS) for ATE Assembly/Test Cu Pillar with flip chip on lead frame High pin-count BGA, LGA and AQFN packages Chip scale packaging with highest current density Compact QFN and DFN Power density PowerDI Small outline packages: down to 400 x 200μm Wafer Fab High-performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive-grade NMOS and PMOS Low-power, low-noise SiGe BiCMOS process High-voltage, high-power BCD process Technology Focus

Efficient Manufacturing + Superior Processes Assembly and Test China: Shanghai, Chengdu, and Wuxi Taiwan: Chongli Germany: Neuhaus US: South Portland, Maine China: Shanghai and Wuxi Taiwan: Hsinchu UK: Greenock and Oldham Bipolar, BiCMOS, CMOS, and BCD process Global footprint with strong engineering capabilities Wafer Fabs

Revenue Profile for Third Quarter 2026

Income Statement – Third Quarter 2026 ($ in millions, except EPS) 3Q25 2Q26 3Q26 Net sales 392.2 445.5 532.6 Gross profit (Non-GAAP) 120.5 147.6 192.9 Gross profit margin % (Non-GAAP) 30.7% 33.1% 36.2% Net income (GAAP) 14.3 46.6 43.7 Net income (Non-GAAP) 17.2 32.5 54.5 Diluted EPS (Non-GAAP) 0.37 0.70 1.18 Cash flow from operations 79.1 68.5 97.2 EBITDA (Non-GAAP) 46.6 83.5 89.7

Balance Sheet ($ in millions) Dec 31, 2024 Dec 31, 2025 Sept 30, 2026 Cash* 322 382 578 Inventory 475 472 535 Current assets 1,224 1,257 1,563 Total assets 2,386 2,448 3,091 Total debt** 52 56 405 Total liabilities 517 510 1,069 Total equity 1,869 1,938 2,022 * Cash and cash equivalents, restricted cash, and short-term investments ** Debt includes $365M Convertible Bond @ 0% Coupon

Business Outlook - Fourth Quarter 2026 Revenue to be ~$550 million, +/- 3.0% Representing 40.4% growth over the prior year period and a 3.2% increase sequentially at the mid-point, which is significantly better than typical seasonality Non-GAAP gross margin of 37%, +/- 1% Representing 590 bps improvement over the fourth quarter 2025 Non-GAAP adjusted EPS is expected to be $1.35, plus or minus $0.10 Representing ~300% increase over the prior year period *Guidance as provided on November 5, 2026

Investment Summary Vision: Inspire future technology through leading semiconductor solutions Mission: Deliver profitability growth through advanced analog and power solutions that enable innovation and efficiency across high-growth markets 3-year Target : $2B revenue and $4.00+ non-GAAP EPS Strategic Priorities: Drive growth through a total system solutions sales approach and expanded solution-oriented content Deepen focus on key accounts to increase share of wallet Prioritize high‑margin markets, including automotive, industrial, data center through analog & power solutions Invest in technology leadership across target products, fab processes, and advanced packaging Accelerate fab process and product qualifications